               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO

                                CURRENT REPORT

                                  ON FORM 8-K

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 10, 1994


                                    KEYCORP
            (Exact name of registrant as specified in its charter)

     Ohio                            0-850                          34-6542451
(State or other                (Commission file                   (IRS Employer
jurisdiction of                     number)                       identification
incorporation)                                                        number)


                127 Public Square, Cleveland, Ohio  44114-1306
         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (216) 689-3000

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Item 5.  Other Events


         On July 25, 1994, KeyCorp filed a Form 8-K pursuant to which it filed with the Securities and Exchange Commission executed copies of each of a Senior Indenture and a Subordinated Indenture, each dated as of June 10, 1994, by and between KeyCorp and Bankers Trust Company, as Trustee, in connection with KeyCorp's Universal Shelf Registration Statement, as amended, which was filed by KeyCorp with the Securities and Exchange Commission on May 16, 1994 and became effective by order of the Commission on June 10, 1994. Keycorp is filing as part of this Amendment No. 1 to Form 8-K on Form 8-K/A
(a) Section 801(3) of the Senior Indenture which correctly reflects a specific defined term and (b) each of Sections 1303 of the Senior Indenture and the Subordinated Indenture, respectively, which include correct cross-reference provisions to sections of the Indentures, as applicable.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)      Exhibits
         --------


4(a) Section 801(3) of the Senior Indenture, by and between KeyCorp and Bankers Trust Company, as Trustee, dated June 10, 1994 ("the Senior Indenture").


4(b)     Section 1303 of the Senior Indenture.


4(c) Section 1303 of the Subordinated Indenture by and between Keycorp and Bankers Trust Company, as Trustee, dated June 10, 1994.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                KEYCORP
                                              (Registrant)


   Date:  August 10, 1994                   /s/ Lee Irving
                                        -------------------------
                                        By: Lee Irving
                                            Executive Vice President
                                            Treasurer and Chief Accounting
                                            Officer